                               CONSENT AND RELEASE


                                                                    May 19, 1997

Windy Hill Pet Food Holdings, Inc.
Two Maryland Farms
Suite 301
Brentwood, Tennessee  37027

Windy Hill Pet Food Company, Inc.
Two Maryland Farms
Suite 301
Brentwood, Tennessee  37027

               Re: Credit Agreement (the "Credit Agreement"), dated as of April 29, 1996, by and among Windy Hill Pet Food Holdings, Inc. ("Holdings"), Windy Hill Pet Food Company, Inc. (the "Borrower"), and their subsidiaries (collectively with Holdings and the Borrower, the "Credit Parties"), NationsBank of Tennessee, N.A. as Administrative Agent for the lenders party thereto (the "Administrative Agent") and PNC Bank, National Association as documentation agent for the lenders party thereto (the "Lenders") and the Lenders

Ladies and Gentlemen:

      We, the undersigned, being the Administrative Agent and all the Lenders under the Credit Agreement, understand that on Wednesday, May 21, 1997 or soon thereafter, the Borrower will consummate the following transaction (the "Transaction"):

      Windy Hill Pet Food Acquisition Co., a Minnesota corporation and newly-formed, wholly-owned subsidiary of the Borrower ("Acquisition Co."), will acquire and be merged with and into Hubbard Milling Corporation, a Minnesota corporation ("Hubbard"), and the Borrower will purchase all of the capital stock of Armour Corporation, a holding company, which owns 5% of the capital stock of Hubbard. Concurrently therewith, Hubbard, the surviving corporation in the merger, will be renamed Windy Hill Pet Food Company, Inc., and the Borrower will transfer to such corporation all of its operating assets and liabilities, including all amounts owing to the Administrative Agent and the Lenders (the "Loans") under the Credit Agreement and the Collateral Documents (as defined in the Credit Agreement; and the Collateral Documents, together with the Credit Agreement, as any may have been amended, modified or supplemented, the "Loan Documents"). Immediately upon consummation of the foregoing, the Loans shall be paid off in full (the "Repayment") and the Loan Documents shall be terminated (the "Termination").

      The Administrative Agent and each of the Lenders hereby:

      1. consent to the Transaction and agree that the Transaction shall not constitute an Event of Default under the Loan Documents;

Windy Hill Pet Food Holdings, Inc
Windy Hill Pet Food Company, Inc.
May 19, 1997
page 2


      2. consent to the assignment of any mortgages or deeds of trust or similar real property instruments previously executed and delivered to the Administrative Agent by the Credit Parties, as requested by any Credit Party, and agree to cooperate with such Credit Party and its representatives to ensure that such assignments are effected at the time the Transaction is consummated; and

      3. subject to the immediately foregoing paragraph, agree to release, discharge and acquit each Credit Party (including Acquisition Co. and the Windy Hill Pet Food Company, Inc., survivor to the merger), from all of their obligations under the Loan Documents (other than those obligations and liabilities of the Borrower or Holdings which are stated to survive the termination of the Loan Documents, as set forth in the Loan Documents), and to terminate the Loan Documents.

      The effectiveness of the foregoing consents and agreements, and of any termination statements or other similar release instruments delivered by the Administrative Agent hereunder or otherwise, are subject to and conditioned upon the receipt by the Administrative Agent of the Repayment immediately upon the consummation of the Transaction.

      This Agreement shall be covered by the indemnification provisions in section 10.7 of the Credit Agreement.

      This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original hereof (including signatures transmitted by facsimile machine) and submissible into evidence and all of which together shall be deemed to be a single instrument.

                                    Very truly yours,

                                    NATIONSBANK OF TENNESSEE, N.A.
                                    as Administrative Agent and a
                                     Lender

                                    /s/ B.E. Dishman
                                    -----------------------------
                                    By: B.E. Dishman
                                    Title: Vice President

Windy Hill Pet Food Holdings, Inc
Windy Hill Pet Food Company, Inc.
May 19, 1997
page 3


                                    PNC BANK, KENTUCKY, INC.

                                    /s/ Ralph A. Phillips
                                    -----------------------------
                                    By: Ralph A. Phillips
                                    Title: Vice President


                                    FIRST SOURCE FINANCIAL LLP


                                    -----------------------------
                                    By:
                                    Title:


                                    SANWA BUSINESS CREDIT CORPORATION


                                    -----------------------------
                                    By:
                                    Title:


                                    SOUTHTRUST BANK OF ALABAMA,
                                    NATIONAL ASSOCIATION


                                    -----------------------------
                                    By:
                                    Title:


                                    THE BOATMEN'S NATIONAL BANK
                                    OF ST. LOUIS


                                    -----------------------------
                                    By:
                                    Title:

Windy Hill Pet Food Holdings, Inc
Windy Hill Pet Food Company, Inc.
May 19, 1997
page 3


                                    PNC BANK, KENTUCKY, INC.

                                    /s/ Ralph A. Phillips
                                    -----------------------------
                                    By: Ralph A. Phillips
                                    Title: Vice President


                                    FIRST SOURCE FINANCIAL LLP


                                    /s/ David C. Wagner
                                    -----------------------------
                                    By: David C. Wagner
                                    Title: Vice President


                                    SANWA BUSINESS CREDIT CORPORATION


                                    -----------------------------
                                    By:
                                    Title:


                                    SOUTHTRUST BANK OF ALABAMA,
                                    NATIONAL ASSOCIATION


                                    -----------------------------
                                    By:
                                    Title:


                                    THE BOATMEN'S NATIONAL BANK
                                    OF ST. LOUIS


                                    -----------------------------
                                    By:
                                    Title:

Windy Hill Pet Food Holdings, Inc
Windy Hill Pet Food Company, Inc.
May 19, 1997
page 3

Windy Hill Pet Food Holdings, Inc
Windy Hill Pet Food Company, Inc.
May 19, 1997
page 3


                                    PNC BANK, KENTUCKY, INC.


                                    -----------------------------
                                    By:
                                    Title:


                                    FIRST SOURCE FINANCIAL LLP



                                    -----------------------------
                                    By:
                                    Title:


                                    SANWA BUSINESS CREDIT CORPORATION


                                    /s/ Lawrence J. Placek
                                    -----------------------------
                                    By: Lawrence J. Placek
                                    Title: Vice President


                                    SOUTHTRUST BANK OF ALABAMA,
                                    NATIONAL ASSOCIATION


                                    -----------------------------
                                    By:
                                    Title:


                                    THE BOATMEN'S NATIONAL BANK
                                    OF ST. LOUIS


                                    -----------------------------
                                    By:
                                    Title:

Windy Hill Pet Food Holdings, Inc
Windy Hill Pet Food Company, Inc.
May 19, 1997
page 3


                                    PNC BANK, KENTUCKY, INC.


                                    -----------------------------
                                    By:
                                    Title:


                                    FIRST SOURCE FINANCIAL LLP


                                    -----------------------------
                                    By:
                                    Title:


                                    SANWA BUSINESS CREDIT CORPORATION


                                    -----------------------------
                                    By:
                                    Title:


                                    SOUTHTRUST BANK OF ALABAMA,
                                    NATIONAL ASSOCIATION


                                    /s/ Steven W. Davis
                                    -----------------------------
                                    By: Steven W. Davis
                                    Title: Vice President


                                    THE BOATMEN'S NATIONAL BANK
                                    OF ST. LOUIS


                                    -----------------------------
                                    By:
                                    Title:

Windy Hill Pet Food Holdings, Inc
Windy Hill Pet Food Company, Inc.
May 19, 1997
page 3


                                    PNC BANK, KENTUCKY, INC.


                                    -----------------------------
                                    By:
                                    Title:


                                    FIRST SOURCE FINANCIAL LLP


                                    -----------------------------
                                    By:
                                    Title:


                                    SANWA BUSINESS CREDIT CORPORATION


                                    -----------------------------
                                    By:
                                    Title:


                                    SOUTHTRUST BANK OF ALABAMA,
                                    NATIONAL ASSOCIATION


                                    -----------------------------
                                    By:
                                    Title:


                                    THE BOATMEN'S NATIONAL BANK
                                    OF ST. LOUIS


                                    /s/ David H. Strickert
                                    -----------------------------
                                    By: David H. Strickert
                                    Title: Vice President

Windy Hill Pet Food Holdings, Inc
Windy Hill Pet Food Company, Inc.
May 19, 1997
page 4


ACKNOWLEDGED AND AGREED:

WINDY HILL PET FOOD HOLDINGS, INC.,
a Delaware corporation


By:    /s/ Ray Chung
   --------------------------------
Title: Executive Vice President

WINDY HILL PET FOOD COMPANY, INC.,
a Delaware corporation


By:    /s/ Ray Chung
   --------------------------------
Title: Executive Vice President